UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                              CERTIFIED SHAREHOLDER
              REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09947
                             JNLNY VARIABLE FUND II LLC
               (Exact name of registrant as specified in charter)

                       1 Corporate Way, Lansing, MI 48951
              (Address of principal executive offices) (Zip code)

                               Susan S. Rhee, Esq.
                     Jackson National Asset Management, LLC
                                1 Corporate Way
                               Lansing, MI 48951
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 517 381-5500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004


Item 1. Report to Shareholders.

There is no Report to Shareholders since the Registrant has not commenced operation.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. Amendments were approved in order to comply with the amendments of Rule 17j-1. No waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant does not have a Financial Expert on its Board. The Registrant has not commenced operations.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

KPMG billed the Company aggregate fees for professional services rendered for the fiscal years ending December 31, 2004, and December 31, 2003, as follows:

                                      2004

Company                         Audit Fees      Audit-Related Fees      Tax Fees        All Other Fees      Total Fees

JNLNY Variable Fund II            $ N/A         $ N/A                    $  N/A              $ N/A             $ N/A


                                      2003

Company                         Audit Fees      Audit-Related Fees      Tax Fees        All Other Fees      Total Fees

JNLNY Variable Fund II            $ N/A         $ N/A                    $  N/A              $ N/A             $ N/A


(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the Fund's auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors' independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the Fund on the same terms as the full Audit Committee previously had approved for the then existing funds.

(e)(2) None

(f) 0%

(g) KPMG was paid $27,600 for 2004 and $26,523 for 2003 to perform an internal control review pursuant to SAS No. 70 related to JNAM's fund accounting procedures. For the fiscal years ended December 31, 2003 and December 31, 2004, KPMG did not provide any other non-audit services to JNAM and its affiliates that provide ongoing services to the Company, other then the SAS 70.

(h) The Audit Committee pre-approved the SAS No. 70 review described above when the Audit Committee approved KPMG as Auditors for fiscal years 2004 and 2003, and did not find provision of these services to be incompatible with maintaining the auditors independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable as this is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Schedule of Investments

There is no Schedule of Investments since the Registrant has not commenced operation.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable as this is an Open-End Management Investment Company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable as this is an Open-End Management Investment Company.

Item 9. Purchases of Equity Securties by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable as this is an Open-End Management Investment Company.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable since the Registrant has not yet commenced operation.

Item 11. Controls and Procedures.

     (a) In order to ensure that the information that we must disclose in our filings with the Securities and Exchange Commission is recorded, processed, summarized and reported on a timely basis, we have adopted disclosure controls and procedures. Our President and Chief Executive Officer, Robert A. Fritts, and our Chief Financial Officer, Mark D. Nerud, have reviewed and evaluated our disclosure controls and procedures as of February 24, 2005, and have concluded that our disclosure controls and procedures are effective.

     (b) There was no change in our internal control over financial reporting during our last fiscal half-year that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

Item 12. Exhibits

        a. (1) The Registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.
           (2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, are attached hereto.
           (3)  Not Applicable.

        b. (1)The certification required by Rule 30a-2(b) fo the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002, is attached hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Lansing and State of Michigan, on the 4th day of March, 2005.

JNLNY Variable Fund II LLC
(Registrant)

By:   /s/ Robert A. Fritts
      ------------------------------
      Robert A. Fritts, President



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Signature                            Title                         Date

/s/ Robert A. Fritts                 President                March 4, 2005
-----------------------------
Robert A. Fritts


/s/ Mark D. Nerud                    Chief Financial Officer  March 4, 2005
-----------------------------
Mark D. Nerud

                                  EXHIBIT LIST

Exhibit 12(a)(1)        Registrant's Code of Ethics.

Exhibit 12(a)(2) Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.

                        Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.

Exhibit 12(b)(1)        Certification required by Rule 30a-2(b) under the Act.